March 2014 Stifel Investor Presentation Exhibit 99.1

Disclaimer
Forward-Looking Statements
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995
that involve significant risks, assumptions, and uncertainties, including statements relating to the market opportunity and future business prospects of Stifel Financial Corp., as well as Stifel, Nicolaus & Company, Incorporated and its subsidiaries (collectively, “SF”
or the “Company”). These statements can be identified by the use of the words “may,” “will,” “should,” “could,” “would,” “plan,”
“potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” and similar expressions. In particular, these statements may refer to our goals, intentions, and expectations, our business plans and growth strategies, our ability to integrate and manage our acquired businesses, estimates of our risks and future costs and benefits, and forecasted demographic and economic trends relating to our industry.
You should not place undue reliance on any forward-looking statements, which speak only as of the date they were made. We will not update these forward-looking statements, even though our situation may change in the future, unless we are obligated to do so under federal securities laws.
Actual results may differ materially and reported results should not be considered as an indication of future performance. Factors that could cause actual results to differ are included in the Company’s annual and quarterly reports and from time to time in other reports filed by the Company with the Securities and Exchange Commission and include, among other things, changes in general economic and business conditions, actions of competitors, regulatory and legal actions, changes in legislation, and technology changes.
Use of Non-GAAP Financial Measures
The Company utilized non-GAAP calculations of presented net revenues, compensation and benefits, non-compensation operating expenses, income before income taxes, provision for income taxes, net income, compensation and non-compensation operating expense ratios, pre-tax margin and diluted earnings per share as an additional measure to aid in understanding and analyzing the Company’s financial results for the year ended December 31, 2013. Specifically, the Company believes that the non-GAAP measures provide useful information by excluding certain items that may not be indicative of the Company’s core operating results and business outlook. The Company believes that these non-GAAP measures will allow for a better evaluation of the operating performance of the business and facilitate a meaningful comparison of the Company’s results in the current period to those in prior periods and future periods. Reference to these non-GAAP measures should not be considered as a substitute for results that are presented in a manner consistent with GAAP. These non-GAAP measures are provided to enhance investors' overall understanding of the Company’s financial performance.

Market Overview

STIFEL

Activity Summary Volumes are in million $, except trading volumes which are in million shares. Data as of 12/31/2013.						Fourth Quarter Results	
	2013 Q4	2013 Q3	2013 Q2	2013 Q1	2012 Q4	QoQ	YoY
S&P 500	1,848	1,682	1,606	1,569	1,426	10%	30%
U.S. Treasury 10yr Yield	3.03%	2.61%	2.49%	1.85%	1.76%	42 bps	127 bps
Equity ADV	6,015	5,771	6,600	6,375	6,090	4%	-1%
Corporate Bond ADV	17,917	17,192	20,285	20,736	16,347	4%	10%
U.S. ECM ($)	87,290	56,156	70,296	66,196	57,479	55%	52%
U.S. ECM (#)	306	269	265	248	208	14%	47%
U.S. DCM ($)	468,566	507,047	554,885	640,461	585,201	-8%	-20%
U.S. DCM (#)	1,479	1,672	2,297	2,431	2,236	-12%	-34%
Municipal Bond DCM ($)	77,824	72,009	93,318	83,481	97,126	8%	-20%
U.S. Announced M&A ($)	262,605	370,855	220,641	295,429	349,586	-29%	-25%
U.S. Announced M&A (#)	2,358	2,546	2,464	2,715	3,331	-7%	-29%
U.S. Completed M&A ($)	295,061	234,895	220,195	245,267	324,953	26%	-9%
U.S. Completed M&A (#)	2,245	2,473	2,417	2,732	3,360	-9%	-33%

$70,000
$50,000
$30,000
$10,000
($10,000)
($30,000)
($50,000)
($70,000)
Q1-2010
Q2-2010
Q3-2010
Q4-2010
Q1-2011
Q2-2011
Q3-2011
Q4-2011
Q1-2012
Q2-2012
Q3-2012
Q4-2012
Q1-2013
Q2-2013
Q3-2013
Q4-2013

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
12/31/1993
12/31/1994
12/31/1995
12/31/1996
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
12/31/2003
12/31/2004
12/31/2005
12/31/2006
12/31/2007
12/31/2008
12/31/2009
12/31/2010
12/31/2011
12/31/2012
12/31/2013

Domestic Equity Flows Equity Risk Premium (1) 4 Market Overview Source: Investment Company Institute. (1) Based on the Daily Treasury Yield Curve Rates, 10 year.

Stifel Overview

Stifel Overview
Global Wealth Management Institutional Group
Independent Research
Institutional Equity & Fixed Income
Brokerage
Equity & Fixed Income Capital Raising
M&A Advisory / Restructuring
Private Client
Stifel Bank & Trust
Customer Financing
Asset Management
(1) As of 3/10/14. (2) Insider ownership percentage includes all fully diluted shares, units outstanding, options outstanding, as well as shares owned by Stifel’s former Chairman as of 3/7/14.
Stifel Financial (NYSE: SF)
Financial services firm demonstrating
growth,
scale and stability
$3.1 billion market capitalization (1)
2013 Represented Stifel’s 18 th year of consecutive record net revenues
Balanced business model
Top performing financial stock over the past ten years
34% Insider ownership (2)
National presence with over 2,000
Financial Advisors
$166 billion in total client assets
Largest U.S. equity research platform
Broad product portfolio & industry
expertise

Stifel’s Market Opportunity
Stifel’s Differentiated Value Proposition: Growth, Scale, and Stability
Bulge Bracket Middle Market
Firm focus
Good research
Growth investor access
Issues
Lack of focus
Banker turnover
Lack of commitment
Research indifference
Lack of growth investors
Issues
Financial / firm stability
Trading support
Few with retail
Size / scale
Firm focus
Stability (financial &
personnel)
Large distribution
Growth investor access
Trading
Outstanding research
Retail
Size / scale
Large distribution
Trading
Retail

STIFEL

$2,000
$1,500
$1,000
$500
$0
$87
$110
$123
$127
$141
$177.5
$177.9
$188
$217
$247
$264
$452
$763
$870
$1,091
$1,382
$1,417
$1,594
$1,973
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

Strategy:
Building the Premier Investment Bank

Unburdened by capital constraints
Low leverage business model and conservative risk management
Built the Company through 13 acquisitions since 2005; prudently evaluate all opportunities
Select growth of high-quality talent
Drive revenue synergies by leveraging the global wealth and institutional businesses
18
th
Consecutive Year of Record Net Revenues
Positioned to Take Advantage of Opportunities
Net Revenues ($MM)

$2,100
$1,800
$1,500
$1,200
$900
$600
$300
$0
$452
$763
$870
$1,091
$1,382
$1,417
$1,594
$1,973
2006
2007
2008
2009
2010
2011
2012
2013

$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$40
$67
$73
$76
$125
$114
$145
$185
2006
2007
2008
2009
2010
2011
2012
2013

$2,400
2,000
1,600
1,200
$800
$400
$0
$220
$425
$593
$873
$1,254
$1,302
$1,495
$2,059
2006
2007
2008
2009
2010
2011
2012
2013

$180
$150
$120
$90
$60
$30
$0
$35
$59
$53
$94
$114
$122
$138
$166
2006
2007
2008
2009
2010
2011
2012
2013

2,500
2,000
1,500
1,000
500
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,077
2006
2007
2008
2009
2010
2011
2012
2013

$35
$30
$25
$20
$15
$10
$5
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$32.30
2006
2007
2008
2009
2010
2011
2012
2013

(1) Years 2012 and 2013 represents non-GAAP net income from continuing operations.
(2) Client assets – Includes FDIC-insured products as of 12/31/13 for years 2008-2013.
(3) Includes Independent Contractors.
(4) Book Value Per Share adjusted for April 2011 three-for-two stock split (2006-2010).
A Growth Story…
CAGR: 23% CAGR: 24%
CAGR: 22%
CAGR: 16%
CAGR: 25%

Net Revenues ($MM) Core Net Income ($MM)
(1)
Total Equity ($MM)
Total Client Assets ($BN)
(2)
Book Value Per Share
(4)
CAGR: 38%
Financial Advisors
(3)
CAGR reflects years 2006 to 2013.

STIFEL

Ziegler Lotsoff Capital Management, LLC

Thomas Weisel Partners
Experts in Growth

Acacia Federal Savings Bank

56 UBS Branches

Knight
Fixed Income

ButlerWick
investments·trust·insurance

KBW

FirstService Bank
Relationship Banking

Miller Buckfire

Ryan Beck & Co.

Stone & Youngberg

Legg Mason Capital Markets

Building Scale…
Growth Focused
Investment Banking
Research, Sales and Trading
Achieved cost efficiencies
July 2010
Private Client
Revenue production has exceeded
expectations
October 2009
Significant enhancement to our
Capital Markets business
Achieved cost savings objectives
December 2005
Bank holding company
Financial holding company
Grown assets from ~ $100M to $5.0B
April 2007
Private Client
Public Finance
Seamless & efficient integration
December 2008
Fixed Income IB
Fixed Income Sales and Trading
Private Client
Seamless & efficient integration
October 2011
FIG Investment Banking
FIG Sales and Trading
FIG Research
February 2013
Private Client
Capital Markets
Achieved cost savings objectives
February 2007
Each merger has been accretive to Stifel
Retention remains high
Restructuring advisory
December 2012
Fixed Income Sales and
Trading – U.S. & Europe
Fixed Income Research
July 2013
Asset Management
November 2013
Clean portfolio of 1-4 family
residential mortgages
October 2013

Recent Merger Update
Announced the acquisition of De La Rosa on January 30, 2014 and is expected to close in the first quarter. Plan to integrate under Stifel brand immediately.
Investment bank and bond underwriter with a 25-year operating history.
Stifel will become #1 underwriter in  California negotiated underwriting in par value and number of issues.
Stifel will become #1 underwriter in California in the following categories:
•
K-12
•
COP & Lease Revenue Bonds
•
Tax Increment
•
Economical Development
•
Water & Sewer.
Substantially all  of the senior leadership has executed continuation agreements with
Stifel.

STIFEL

THE WINNERS

IFR AWARDS 2013

AMERICAS REVIEW OF THE YEAR 2013

TOP AWARDS	Americas Issuer	Blackstone
	Americas Financing Package	Verizon
	US Debt House	Bank of America Merrill Lynch
	US Equity House	Goldman Sachs
US AWARDS	Investment-Grade Bond House	Morgan Stanley
	Investment-Grade Bond	Verizon's US$49bn eight-tranche bond
	High-Yield Bond House	Bank of America Merrill Lynch
	High-Yield Bond	Neiman Marcus's US$600m PIK toggle bond
	Financial Bond House	Citigroup
	Loan House	Bank of America Merrill Lynch
	Loan	Verizon's US$61bn bridge loan
	Leveraged Loan	Dell's US$9.1bn LBO
	Equity Issue	Crown Castle's US$4bn equity and mandatory convertible bond
	IPO	Twitter's US$2.093bn IPO
	Mid-market Equity House	Stifel
	Structured Finance House	Credit Suisse
	Structured Finance Issue	Blackstone - Invitation Homes 2013-SFR1
	Structured Equity House	Goldman Sachs
	Structured Equity Issue	Liberty Media's US$1bn convertible bond
CANADA AWARDS	Capital Markets Issue	Hudson's Bay Company's acquisition financing
LATIN AMERICA AWARDS	Bond House	Citigroup
	Bond	America Movil's US$2.8bn-equivalent three-tranche bond
	Domestic Currency Bond	America Movil's Ps15bn 10-year bond
	Loan	Minera Frisco's US$1.1bn acquisition loan
	Equity House	BTG Pactual
	Equity Issue	BB Seguridade's US$5.73bn IPO

IFR AWARDS 2013

IFR
2013
AMERICAS REVIEW OF THE YEAR
IFR

■

■

■

■

IFR Awards: 2013 US Mid-Market Equity House of the Year
IFR Recognizes Stifel’s Leadership Position As
The Premier Middle Market Investment Bank
“For its leadership among mid-market firms and
strong momentum in securing bookrunner roles,
Stifel is IFR’s US Mid-Market Equity House of the
Year”
“Stifel has been able to steer clear of the client conflicts that have muddied perceptions of the bulge brackets
and in some cases act as a check on bulge bracket
execution”
“Winning mandates against bulge brackets with large
balance sheets at their disposal means a heavier
relative investment in research, seen in the firm’s
coverage of 1,300 stocks, up from 537 in 2005”
“Stifel is the largest US equity research provider bar
none, at a time when many bulge brackets have
downgraded their research capabilities amid
regulatory restrictions”
Source: “US Mid-market Equity House: Stifel.” International Financing Review’s (IFR) Americas Review of the Year 2013. Web. December 13, 2013.

STIFEL

IG
38%
GWM
62%

IG
44%
GWM
56%

IG
28%
GWM
72%

IG
32%
GWM
68%

Stability Achieved Through A Balanced Business Model
13
Net Revenues
Balanced business model facilitates growth during volatile markets
Stable GWM business is augmented by profitable and growing Institutional Group
Proven ability to grow all businesses
Operating Contribution
2012 2013 2012 2013
Note: Net revenues and operating contribution excludes the Other segment.

STIFEL

$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$1.1
$1.5
$1.6
$3.2
$4.2
$5.0
$7.0
$9.0
2006
2007
2008
2009
2010
2011
2012
2013

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.3
$0.1
$0.2
$0.5
$0.1
$0.4
$0.7
$0.1
$0.6
$1.0
$0.1
$0.9
$1.3
$0.1
$1.3
$1.4
$0.1
$1.3
$2.0
$0.4
$0.1
$1.5
$2.5
$0.3
$0.1
$2.1
2006
2007
2008
2009
2010
2011
2012
2013
Stockholder's Equity
Trust Preferred Securities
Senior Notes

5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
3.7x
2.9x
4.4x
2.7x
2.3x
6.5x
1.9x
3.3x
11.1x
2.4x
3.1x
13.0x
2.0x
3.6x
11.7x
2.2x
4.0x
13.6x
2.2x
3.7x
15.6x
1.9x
2006
2007
2008
2009
2010
2011
2012
2013
SB&T
SN & SF

$35
$30
$25
$20
$15
$10
$5
$0
$8.23
$12.24
$15.12
$19.24
$24.42
$25.10
$27.24
$32.30
2006
2007
2008
2009
2010
2011
2012
2013

Leverage Ratio
Total Assets ($ in Billions)
Book Value Per Share (1)
Total Capitalization ($ in Billions)
(1)
Per share information adjusted for April 2011 three-for-two stock split
Strong Balance Sheet Facilitates Growth
As December 31, 2013

STIFEL

1 Year Since 12/31/12	
Morgan Stanley	64.02%
Stifel Financial Corp.	49.89%
Oppenheimer	43.49%
Goldman Sachs Group	38.96%
Raymond James Financial	35.45%
S&P 500 Index	29.60%
Piper Jaffray	23.09%
JMP Group	21.91%
SWS Group	14.93%

5 Years Since 12/31/08	
Raymond James Financial	204.70%
Goldman Sachs Group	110.00%
S&P 500 Index	104.63%
Morgan Stanley	95.51%
Oppenheimer	92.39%
JMP Group	33.33%
Stifel Financial Corp.	4.51%
Piper Jaffray	-0.53%
SWS Group	-67.92%

6 Years Since 12/31/07	
Stifel Financial Corp.	105.10%
Raymond James Financial	59.80%
S&P 500 Index	25.88%
JMP Group	-12.74%
Piper Jaffray	-14.62%
Goldman Sachs Group	-17.57%
Morgan Stanley	-40.95%
Oppenheimer	-41.49%
SWS Group	-52.01%

13 Years Since 12/31/00	
Stifel Financial Corp.	1163.82%
Raymond James Financial	236.71%
Goldman Sachs Group	65.76%
S&P 500 Index	40.00%
Oppenheimer	2.82%
Morgan Stanley	-60.43%
SWS Group	-61.23%
JMP Group	NM
Piper Jaffray	NM

	5 years	2008	6 years
Stifel Financial Corp.	4.51%	30.83%	105.10%
Raymond James Financial	204.70%	-47.55%	59.80%
S&P 500 Index	104.63%	-38.49%	25.88%
JMP Group	33.33%	-34.55%	-12.74%
Piper Jaffray	-0.53%	-14.16%	-14.62%
Goldman Sachs Group	110.00%	-60.76%	-17.57%
Morgan Stanley	95.51%	-69.80%	-40.95%
Oppenheimer	92.39%	-69.59%	-41.49%
SWS Group	-67.92%	49.57%	-52.01%

15 Top Performing Stock Cumulative Price Appreciation As of December 31, 2013

Attract and retain high-quality talent
Continue to expand our private client footprint in the U.S.
Continue to expand investment banking capabilities
Focus on quality asset generation within Stifel Bank
Expand traditional asset management capabilities
Approach acquisition opportunities with discipline
Opportunities Drive our Growth

Initiatives

Global Wealth Management

STIFEL

$1,200
$1,000
$800
$600
$400
$200
$0
$231
$441
$471
$596
$843
$908
$992
$1,117
2006
2007
2008
2009
2010
2011
2012
2013

$300
$200
$100
$0
$50
$96
$98
$104
$194
$235
$267
$300
2006
2007
2008
2009
2010
2011
2012
2013

(1) Includes Independent Contractors.
(2) CAGR reflects years 2006 to 2013.
Global Wealth Management
Provides Securities Brokerage Services and Stifel Bank Products
CAGR: 29% CAGR: 25%

Grown from 600+ financial advisors in 2005 to over 2,000 (1) financial advisors currently
Proven organic growth and acquirer of private client business (56 UBS branches, Butler Wick, Ryan Beck)
Retail investors are generally mid- to long-term buyers
Goal of providing price stability and support to the institutional order book
Strategy of recruiting experienced advisors with established client relationships
Expanding U.S. footprint
Net Revenues ($MM) (2)
Overview
Operating Contribution ($MM) (2)

STIFEL

2,400
2,000
1,600
1,200
800
400
0
735
1,163
1,315
1,885
1,935
1,987
2,041
2,077
2006
2007
2008
2009
2010
2011
2012
2013

350
300
250
200
150
100
50
0
111
148
196
272
285
291
307
316
2006
2007
2008
2009
2010
2011
2012
2013

800,000
600,000
400,000
200,000
0
213,973
340,235
375,165
607,661
635,842
654,625
681,818
703,663
2006
2007
2008
2009
2010
2011
2012
2013

180,000
150,000
120,000
90,000
60,000
30,000
0
35,446
59,299
52,733
93,845
113,585
122,466
137,855
165,570
2006
2007
2008
2009
2010
2011
2012
2013

(1) Includes Independent Contractors.  (2) Client assets include FDIC-insured products as of 12/31/13 for years 2008-2013.
Global Wealth Management

Opportunity Through Growth
GWM Account Growth
GWM Broker Growth
(1)
GWM Assets Under Management Growth ($MM)
(2)
GWM Branch Growth

7%
28%
65%
Cash
Investment Securities
Loans Receivable

9%
32%
38%
18%
3%
ABS
Corporates
Munis
Agency MBS
CMBS

25%
1%
1%
35%
38%
Securities-based lending
Commercial and industrial
Residential real estate
Home equity lines of credi
Commercial real estate

Global Wealth Management – Stifel Bank & Trust
Offers banking products (securities based loans and
mortgage loans) within the GWM client base,
including establishing trust services
Built-in source of business
High net worth clients
Highly efficient due to lack of “brick and mortar”
deposit focused facilities
Overview
Strength of Brokerage Position

Acquired FirstService Bank, a St. Louis-based,
Missouri-chartered commercial bank, in April 2007
Stifel Financial became a bank holding company and
financial services holding company
Balance sheet growth with low-risk assets
Funded by Stifel Nicolaus client deposits
Maintain high levels of liquidity
Interest Earnings Assets (1) Investment Portfolio Loan Portfolio (Gross)
Total: $4.2 Billion Total: $3.1 Billion
(2)
Total: $1.5 Billion
(3)
Data as of 12/31/13. (1) Average interest earning assets as of 12/31/13. (2) MBS makes up less than 1% of Investment Portfolio. (3) Construction and Land & Commercial Real Estate make up less than 1% of the loan portfolio.

Institutional Group

STIFEL

$1,000
$800
$600
$400
$200
$0
$455
$559
$587
$668
$626
$507
$605
$861
2006
2007
2008
2009
2010
2011
2012
2013

$600
$400
$200
$0
$401
$494
$412
$419
$425
$329
$358
$576
2006
2007
2008
2009
2010
2011
2012
2013

$300
$200
$100
$0
$54
$65
$175
$249
$201
$179
$247
$285
2006
2007
2008
2009
2010
2011
2012
2013

(1)  Based on 2013 U.S. trading volume per Bloomberg.  (2)  Includes TWPG historical investment banking and brokerage revenues for years 2006 through September 30, 2010.
(3) 2012 includes realized and unrealized gains on the Company’s investment in Knight Capital Group, Inc. of $39.0 million.
Institutional Group

Net Revenues ($MM) (2)(3)
Equity Brokerage + Investment Banking (2) (3) Fixed Income Brokerage + Investment Banking
Overview
Provides securities brokerage, trading, research,
underwriting and corporate advisory services
Largest providers of U.S. Equity Research
2 nd largest Equity trading platform in the U.S.
outside of the Bulge Bracket (1)
Full Service Investment Bank
Comprehensive Fixed Income platform

Largest provider of U.S. equity research
113 analyst across 12 sectors
Largest provider of Financial Services coverage
Ranked #2 in the FT/Starmine 2013 Survey
Stifel analysts ranked #1 & #2 in Earnings
Estimators among 4,000 analysts
Largest U.S. Equity Research Platform
U.S. Equity Research Coverage (1)
Coverage Balanced Across All Market Caps (2)
Institutional Group – Research
Stifel Research Highlights

Companies Under Coverage
Rank Firm Overall
Small Cap
(2)
1 Stifel / Keefe, Bruyette & Woods 1,376 426
2 Bank of America Merrill Lynch 1,178 148
3 JPMorgan 1,105 140
4 Goldman Sachs 1,059 76
5 Wells Fargo Securities 1,020 152
6 Raymond James 989 285
7 Credit Suisse 976 146
8 Barclays 966 96
9 Citi 934 96
10 Deutsche Bank 906 118
11 Jefferies LLC 892 166
12 Morgan Stanley 867 84
13 RBC Capital Markets 856 104
14 UBS 766 60
15 Robert W Baird & Co 690 154
16 Sidoti & Company LLC 665 432
17 Morningstar, Inc. 658 N/A
18 Cowen & Co LLC 581 149
19 William Blair & Co LLC 572 150
20 BMO Capital Markets 555 91
21 Piper Jaffray & Co 538 176
22 Keybanc Capital Markets 535 114
23 Oppenheimer & Co Inc 532 108
24 Sterne, Agee & Leach 487 96
25 Macquarie Group 469 N/A
(1) Source: StarMine rankings as of 3/4/14. Does not include Closed End Funds.
(2) Small Cap includes market caps less than $1 billion; Mid Cap includes market caps less than $5 billion.
Note: Bold font indicates middle–market firms. Research coverage distribution as of 3/4/14.
Small Cap
29%
Mid Cap 36%
Large Cap
35%

Institutional Equity Sales
100 person sales force, commission based
Experts in small and mid cap growth and value
Team based sales model with 2-4 sales people per
account
Team leaders have an average of 15 years experience
Offices in all major institutional markets in North
America & Europe
Accounts range from large mutual funds to small
industry focused investors
Managed over 780 non-deal roadshow days in 2013
Extensive experience with traditional and overnight
corporate finance transactions
Equity Trading
53 sales traders located in
Baltimore, New York, Boston, Dallas, San
Francisco, and London
24 position traders covering each major industry
8 specialized traders focused on: Option Trading,
Convertible and ETF Trading
Profitable model with advantages of scale
Institutional Group – Equity Sales and Trading
Powerful Platform Spanning North America and Europe

Extensive Distribution Network
Relationships with over 3,500 institutional accounts globally
Active daily market maker in over 3,700 stocks
Traded over 11.7 billion shares in 2013
Complete coverage of North America and Europe for North American listed equities
Major liquidity provider to largest equity money management complexes
Multi-execution venues: high-touch, algorithms, program trading, and direct market access
Dedicated convertible sales, trading, and research desk

STIFEL

Government, 6%
Credit Union, 2%
Broker/Dealer 6%
Insurance, 13%
Money Manager, 47%
Other, 4%
Bank & Thrift, 21%

Overview
Strong Fixed Income Capital Markets Capabilities
Institutional Group – Fixed Income
Client Distribution (1)(2)
Platform & Products
(1) Client Distribution is for 1/1/12 – 10/31/13.
(2) Other category includes: Corporation, Hedge Fund, Pension Fund, Trust Company, Foundation, Endowment, University & Non-Profit.

Comprehensive platform
90 traders with annual client trade volume
approaching $400 billion
28-person Fixed Income Research and Strategy
Group
9 person US Debt Capital Markets Group
Widespread distribution
Nearly 200 Institutional sales professionals
covering over 6,200 accounts
36 institutional fixed income offices nationwide
European offices in London and Zurich
Focus on long-only money
managers and income
funds versus hedge funds
Consistency of execution
Identification of relative
value through security
selection
Agency/Gov't Securities
Money Markets
Mortgages & MBS
Reverse MBS
Asset-Backed Securities
Investment Grade Credit
High Yield & Distressed
Aircraft Finance & Credit
Solutions
Whole Loans
Municipals
Emerging Markets
Structured Products
Stifel Capital Advisors
Hybrid Securities
Dedicated Loan Trading Group
Capable UK Sales & Trading
platform (former Knight team)

Accomplished U.S. Equity Underwriting Franchise – All Equity Transactions
Investment Banking
Bookrun Equity Deals Since 2010 All Managed Equity Deals Since 2010

($ in billions) # of $
Rank Firm Deals Volume
1 Bank of America Merrill Lynch 893 $524.7
2 JPMorgan 883 $510.4
3 Citi 833 $505.4
4 Morgan Stanley 789 $487.1
5 Barclays 732 $423.8
6 Deutsche Bank 715 $424.1
6 Wells Fargo Securities 715 $373.2
8 Credit Suisse 710 $420.0
9 Stifel / Keefe, Bruyette & Woods 695 $246.4
10 RBC Capital Markets 642 $304.2
11 Goldman Sachs 631 $425.8
12 UBS 570 $320.3
13 Raymond James 469 $226.9
14 Piper Jaffray & Co 347 $158.0
15 Robert W Baird & Co 343 $92.5
16 Jefferies LLC 336 $70.6
17 Oppenheimer & Co Inc 310 $77.1
18 JMP Securities LLC 306 $57.5
19 William Blair & Co LLC 246 $67.5
19 Cowen & Co LLC 246 $54.8
($ in billions) # of $
Rank Firm Deals Volume
1 Bank of America Merrill Lynch 813 $97.5
2 JPMorgan 777 $100.7
3 Citi 724 $93.0
4 Morgan Stanley 722 $110.5
5 Barclays 601 $85.4
6 Credit Suisse 568 $71.6
7 Goldman Sachs 563 $95.6
8 Deutsche Bank 556 $61.7
9 Wells Fargo Securities 500 $39.4
10 UBS 391 $39.3
11 Jefferies LLC 271 $15.9
12 RBC Capital Markets 245 $18.9
13 Stifel / Keefe, Bruyette & Woods 223 $10.6
14 Raymond James 138 $7.3
15 Piper Jaffray & Co 119 $5.3
16 Cowen & Co LLC 97 $3.1
17 Roth Capital Partners 86 $1.7
18 Robert W Baird & Co 79 $3.6
19 Leerink Partners LLC 75 $2.9
20 Lazard Capital Markets 62 $1.8
Source: Dealogic. Rank eligible SEC registered IPOs and Follow-On offerings since 2010. Includes demutualizations. As of 2/28/14. Overlapping deals between Stifel and its acquired firms have been removed.
Note:  $ Volume represents full credit to underwriter for All Managed Equity Deals and apportioned credit to bookrunner for Bookrun Equity Deals. Bold font indicates middle-market firms.

Financial Results

Stifel Financial Results
Three months ended December 31, 2013
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 12/31/12 % Change 9/30/13 % Change
Total revenues 576,236 $        (2,080) $           574,156 $        419,885 $        37.2% 491,169 $     17.3%
Interest expense 11,555             75                       11,630             8,602                34.3% 11,535          0.2%
Net revenues 564,681           (2,155)              562,526           411,283           37.3% 479,634 $     17.7%
Compensation and benefits 347,263           5,944                353,207           258,148           34.5% 297,374        16.8%
Non-comp operating expenses 126,990           4,340                131,330           92,784             36.9% 116,817        8.7%
Total non-interest expenses 474,253           10,284             484,537           350,932           35.1% 414,191        14.5%
Income from continuing operations before income taxes 90,428             (12,439)            77,989             60,351             49.8% 65,443          38.2%
Provision for income taxes 30,609             (4,746)              25,863             17,067             79.3% 25,795          18.7%
Net income from continuing operations 59,819 $          (7,693) $           52,126 $          43,284 $          38.2% 39,648 $       50.9%
Discontinued operations:
Loss from discontinued operations, net -                     (3,857)              (3,857)              (3,330) nm -                 -
Net income 59,819 $          (11,550) $        48,269 $          39,954 $          49.7% 39,648 $       50.9%
Earnings per diluted common share:
Income from continuing operations 0.79 $               (0.10) $             0.69 $               0.80 $               (1.3%) 0.53 $            49.1%
Loss from discontinued operations -                     (0.05)                (0.05) $             (0.06)                -
Earnings per diluted common share 0.79 $               (0.15) $             0.64 $               0.74 $               6.8% 0.53 $            49.1%
Weighted average number of shares outstanding:
Diluted 75,495 75,495 63,301 19.3% 75,191 0.4%
Ratios to net revenues:
Compensation and benefits 61.5% 62.8% 62.7% 62.0%
Non-comp operating expenses 22.5% 23.3% 22.6% 24.4%
Income from continuing operations before income taxes 16.0% 13.9% 14.7% 13.6%
Three Months Ended December 31, 2013 Three Months Ended
(1) Non-core adjustments consist of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, and Miller Buckfire and discontinued operations of SN Canada.
(2) Core (non-GAAP) results for the three months ended December 31, 2012 are the same as GAAP results.  Results for the three months ended September 30, 2013 are Core (non-GAAP).
(1)
(2)
(2)

Stifel Financial Results
Year ended December 31, 2013
($ in thousands, except per share amounts)
Non-GAAP Non-Core GAAP 12/31/12 % Change
Total revenues 2,024,538 $    (4,724) $           2,019,814 $    1,627,483 $    24.4%
Interest expense 46,198             170                    46,368             33,370             38.4%
Net revenues 1,978,340       (4,894)              1,973,446       1,594,113       24.1%
Compensation and benefits 1,236,991       74,395             1,311,386       1,010,140       22.5%
Non-comp operating expenses 446,265           30,566             476,831           354,226           26.0%
Total non-interest expenses 1,683,256       104,961           1,788,217       1,364,366       23.4%
Income from continuing operations before income taxes 295,084           (109,855)         185,229           229,747           28.4%
Provision for income taxes 110,426           (98,104)            12,322             84,451             30.8%
Net income from continuing operations 184,658 $        (11,751) $        172,907 $        145,296 $        27.1%
Discontinued operations:
Loss from discontinued operations, net -                     (10,894)            (10,894)            (6,723) (100.0%)
Net income 184,658 $        (22,645) $        162,013 $        138,573 $        33.3%
Earnings per diluted common share:
Income from continuing operations 2.51 $               (0.16) $             2.35 $               2.31 $               8.7%
Loss from discontinued operations, net -                     (0.15)                (0.15)                (0.11)                (100.0%)
Earnings per diluted common share 2.51 $               (0.31) $             2.20 $               2.20 $               14.1%
Weighted average number of shares outstanding:
Diluted 73,504 73,504 62,937 16.8%
Ratios to net revenues :
Compensation and benefits 62.5% 66.5% 63.4%
Non-comp operating expenses 22.6% 24.1% 22.2%
Income from continuing operations before income taxes 14.9% 9.4% 14.4%
Year Ended December 31, 2013 Year Ended
(1) Non-core adjustments consist of charges related to expensing stock awards issued as retention in connection with the acquisitions of KBW and the Knight Capital Fixed Income business and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit in connection with discontinuing operations of SN Canada.
(2) Core (non-GAAP) results for the year ended December 31, 2012 are the same as GAAP results.
(1)
(2)

Sources of Revenues
($ in thousands)
12/31/13 12/31/12
%
Change
9/30/13
%
Change
12/31/13 12/31/12
%
Change
Commissions 152,451 $    131,327 $    16.1% 145,837 $        4.5% 598,949 $      501,434 $      19.4%
Principal transactions 118,815       97,515         21.8% 122,583           (3.1%) 459,968         408,935         12.5%
Brokerage revenues 271,266       228,842       18.5% 268,420           1.1% 1,058,917     910,369         16.3%
Capital raising 71,379         46,320         54.1% 53,665             33.0% 246,631         185,761         32.8%
Advisory 87,481         26,618         228.7% 39,186             123.2% 201,429         95,519           110.9%
Investment banking 158,860       72,938         117.8% 92,851             71.1% 448,060         281,280         59.3%
Asset mgt and service fees 83,928         68,971         21.7% 76,710             9.4% 305,639         257,981         18.5%
Other 19,391         19,157         1.2% 13,063             48.4% 64,659           69,148           (6.5%)
    Total operating revenues 533,445       389,908       36.8% 451,044           18.3% 1,877,275     1,518,778     23.6%
Interest revenue 40,711         29,977         35.8% 39,130             4.0% 142,539         108,705         31.1%
    Total revenues 574,156       419,885       36.7% 490,174           17.1% 2,019,814     1,627,483     24.1%
Interest expense 11,630         8,602            35.2% 11,535             0.8% 46,368           33,370           39.0%
    Net revenues 562,526 $    411,283 $    36.8% 478,639 $        17.5% 1,973,446 $  1,594,113 $  23.8%
Three Months Ended Year Ended

Core Non-Interest Expenses
Three months ended December 31, 2013
($ in thousands)
12/31/13
(1)
12/31/12 % Change 9/30/13 % Change 12/31/13
(1)
12/31/12 9/30/13
Net revenues 564,681 $      411,283 $      37.3% 479,634 $      17.7% 100.0% 100.0% 100.0%
Compensation and benefits 324,569         237,465         36.7% 275,503         17.8% 57.5% 57.7% 57.4%
Transitional pay
(2)
22,694           20,683           9.7% 21,871           3.8% 4.0% 5.0% 4.6%
Total compensation and benefits 347,263         258,148         34.5% 297,374         16.8% 61.5% 62.8% 62.0%
Occupancy and equipment rental 40,892           33,589           21.7% 39,856           2.6% 7.2% 8.2% 8.3%
Communication and office supplies 24,974           19,291           29.5% 25,105           (0.5%) 4.4% 4.7% 5.2%
Commissions and floor brokerage 8,213             7,271             13.0% 9,775             (16.0%) 1.5% 1.8% 2.0%
Other operating expenses 52,911           32,633           62.1% 42,080           25.7% 9.3% 7.9% 8.7%
Total non-comp operating expenses 126,990         92,784           36.9% 116,816         8.7% 22.4% 22.6% 24.4%
Total non-interest expense 474,253         350,932         35.1% 414,190         14.5% 84.0% 85.3% 86.4%
Income from continuing operations before income taxes 90,428           60,351           49.8% 65,444           38.2% 16.0% 14.7% 13.6%
Provision for income taxes 30,609           17,067           79.3% 25,795           18.7% 5.4% 4.0% 5.4%
Non-GAAP net income from continuing operations 59,819 $        43,284 $        38.2% 39,649 $        50.9% 10.6% 10.5% 8.3%
Non-core expenses (after-tax) (7,693) -                       35,280
GAAP net income from continuing operations 52,126 $        43,284 $        74,929 $
Three Months Ended % of Net revenues
(1) Excludes non-core  adjustments consisting of merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, and Miller Buckfire.
(2) Transition pay includes amortization of retention awards, signing bonuses, and upfront notes.

Core Non-Interest Expenses
Year ended December 31, 2013
($ in thousands)
12/31/13
(1)
12/31/12 % Change 12/31/13
(1)
12/31/12
Net revenues 1,978,340 $   1,594,113 $   24.1% 100.0% 100.0%
Compensation and benefits 1,150,883      937,066         22.8% 58.2% 58.8%
Transitional pay 86,108           73,074           17.8% 4.4% 4.6%
Total compensation and benefits 1,236,991      1,010,140      22.5% 62.5% 63.4%
Occupancy and equipment rental 149,488         128,365         16.5% 7.6% 8.1%
Communication and office supplies 95,539           79,406           20.3% 4.8% 5.0%
Commissions and floor brokerage 35,812           29,610           20.9% 1.8% 1.9%
Other operating expenses 165,426         116,845         41.6% 8.4% 7.3%
Total non-comp operating expenses 446,265         354,226         26.0% 22.6% 22.2%
Total non-interest expense 1,683,256      1,364,366      23.4% 85.1% 85.6%
Income from continuing operations before income taxes 295,084         229,747         28.4% 14.9% 14.4%
Provision for income taxes 110,426         84,451           30.8% 5.6% 5.2%
Non-GAAP net income from continuing operations 184,658 $      145,296 $      27.1% 9.3% 9.1%
Non-core expenses (after-tax)
(11,751) -
GAAP net income from continuing operations 172,907 $      145,296 $
Year Ended % of Net revenues
(1) Excludes non-core  adjustments consisting of charges related to expensing stock awards issued as retention in connection with the acquisitions of KBW and the Knight Capital Fixed Income business and other merger-related revenues and expenses associated with our acquisitions of KBW, the Knight Capital Fixed Income business, Miller Buckfire and a U.S. tax benefit in connection with discontinuing operations of SN
Canada.

Segment Comparison - Core
($ in thousands)
12/31/13 12/31/12
(1)
%
Change
9/30/13
%
Change
12/31/13 12/31/12
(1)
%
Change
Net revenues:
Global Wealth Management 292,836 $   253,775 $   15.4% 274,669 $   6.6% 1,117,179 $ 991,597 $    12.7%
Institutional Group 267,282      160,693      66.3% 205,132      30.3% 861,158       604,654       42.4%
Other 4,563          (3,185)        (243.3%) (167)           nm 3                  (2,138)          (100.1%)
564,681 $   411,283 $   37.3% 479,634 $   17.7% 1,978,340 $ 1,594,113 $ 24.1%
Operating contribution:
Global Wealth Management 79,022 $     68,737 $     15.0% 72,128 $     9.6% 299,572 $    266,669 $    12.3%
Institutional Group 48,590        21,678        124.1% 34,986        38.9% 142,889       101,487       40.8%
Other (37,184)      (30,064)      23.7% (41,671)      (10.8%) (147,377)      (138,409)      6.5%
90,428 $     60,351 $     49.8% 65,443 $     38.2% 295,084 $    229,747 $    28.4%
Operating contribution
(2)
Global Wealth Management 27.0            27.1            26.3            26.8             26.9
Institutional Group 18.2            13.5            17.1            16.6             16.8
Other (6.6)            (7.3)            (8.7)            (7.4)              (8.7)
16.0            14.7            13.6            14.9             14.4
As a percentage of net revenues:
Three Months Ended Year Ended
(1) Core (non-GAAP) results for the three and twelve months ended December 31, 2012 are the same as GAAP results.
(2) Contribution margin for the other segment is divided by consolidated net revenues.

Global Wealth Management
($ in thousands) 12/31/13 12/31/12 % Change 9/30/13 % Change 12/31/13 12/31/12 % Change
Commissions 104,149 $    93,043 $      11.9% 99,427 $      4.7% 410,238 $    361,871 $    13.4%
Principal transactions 55,809         53,542         4.2% 58,658         (4.9%) 227,087       225,007       0.9%
Asset management & service fees 82,964         68,631         20.9% 76,667         8.2% 304,541       257,257       18.4%
Net interest 31,092         21,182         46.8% 27,665         12.4% 104,748       79,328         32.0%
Investment banking 9,568           10,818         (11.6%) 9,394           1.8% 45,400         44,919         1.1%
Other income 9,254           6,559           41.1% 2,858           223.9% 25,165         23,215         8.4%
Net revenues 292,836       253,775       15.4% 274,669       6.6% 1,117,179    991,597       12.7%
Compensation and benefits 167,980       146,311       14.8% 159,949       5.0% 648,681       576,744       12.5%
Non-comp operating expenses 45,834         38,727         18.4% 42,592         7.6% 168,926       148,184       14.0%
Total non-interest expenses 213,814       185,038       15.6% 202,541       5.6% 817,607       724,928       12.8%
Income before income taxes 79,022 $      68,737 $      15.0% 72,128 $      9.6% 299,572 $    266,669 $    12.3%
Compensation and benefits 57.4% 57.7% 58.2% 58.1% 58.2%
Non-comp operating expenses 15.6% 15.2% 15.5% 15.1% 14.9%
Income before income taxes 27.0% 27.1% 26.3% 26.8% 26.9%
Three Months Ended Year Ended
Ratios to net revenues :

Stifel Bank & Trust (an operating unit of GWM)
As of
12/31/13 12/31/12 % Change 9/30/13 % Change
Assets $ 5,027,023            $ 3,650,235            37.7             $ 4,547,071           10.6
Investment securities 3,062,549            2,327,316            31.6             2,949,080           3.8
Retained loans, net 1,412,136            822,711                71.6             1,061,313           33.1
Loans held for sale 109,110                214,531                (49.1)            75,440                 44.6
Deposits 4,663,323            3,346,133            39.4             4,228,405           10.3
Allowance for loan losses 12,668 $               8,145 $                  55.5             13,233 $              (4.3)
Allowance as a percentage of loans 0.89% 0.99% 1.23%
Non-performing loans 1,504 $                  1,808 $                  (16.8)            14,759 $              (89.8)
Other non-performing assets 131                         373                         (64.9)            -                         100.0
Non-performing assets  1,635 $                  2,181 $                  (25.0)            14,759 $              (88.9)
Non-performing assets as a percentage of
total assets 0.03% 0.06% 0.32%
As of

Institutional Group
($ in thousands) 12/31/13 12/31/12 % Change 9/30/13 % Change 12/31/13 12/31/12 % Change
Net revenues 267,282 $    160,693 $    66.3% 205,132 $    30.3% 861,158 $    604,654 $    42.4%
Compensation and benefits 165,779       105,025       57.8% 119,874       38.3% 524,870       380,185       38.1%
Non-comp operating expenses 52,913         33,990         55.7% 50,272         5.3% 193,399       122,982       57.3%
Total non-interest expenses 218,692       139,015       57.3% 170,146       28.5% 718,269       503,167       42.7%
Income before income taxes 48,590 $      21,678 $      124.1% 34,986 $      38.9% 142,889 $    101,487 $    40.8%
Ratios to net revenues :
Compensation and benefits 62.0% 65.4% 58.4% 60.9% 62.9%
Non-comp operating expenses 19.8% 21.1% 24.5% 22.5% 20.3%
Income before income taxes 18.2% 13.5% 17.1% 16.6% 16.8%
Three Months Ended Year Ended

Institutional Group Revenues
($ in thousands)
12/31/13 12/31/12
% Change
9/30/13
% Change
12/31/13 12/31/12
% Change
Institutional brokerage:
Equity 60,204 $     38,659 $     55.7% 58,677 $     2.6% 232,392 $   151,308 $   53.6%
Fixed income 51,103        43,598        17.2% 51,658        (1.1%) 189,200      172,183      9.9%
111,307      82,257        35.3% 110,335      0.9% 421,592      323,491      30.3%
Investment Banking:
Capital raising
Equity 46,634        16,947        175.2% 30,739        51.7% 142,636      81,818        74.3%
Fixed income 14,677        18,555        (20.9%) 13,531        8.5% 58,096        59,024        (1.6%)
61,311        35,502        72.7% 44,270        38.5% 200,732      140,842      42.5%
Advisory fees 87,981        26,618        230.5% 39,186        124.5% 201,928      95,519        111.4%
Investment banking 149,292      62,120        140.3% 83,456        78.9% 402,660      236,361      70.4%
Other
(1)
6,683           16,316        (59.0%) 11,341        (41.1%) 36,906        44,802        (17.6%)
Total net revenue 267,282 $   160,693 $   66.3% 205,132 $   30.3% 861,158 $   604,654 $   42.4%
Three Months Ended Year Ended
(1) Includes net interest and other income.